Hotchkis and Wiley Funds LARGE CAP FUNDAMENTAL VALUE FUND	Class I – HWLIX Class A – HWLAX Class Z – HWLZX	Summary Prospectus August 28, 2026
Before you invest, you may want to review the Hotchkis & Wiley Large Cap Fundamental Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders and Form N-CSR, online at http://www.hwcm.com/mutual-funds/resources/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated August 28, 2026, along with the financial statements included in the Fund’s most recent Form N-CSR dated June 30, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objectives. The Fund seeks current income and long-term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 63 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 67 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.28%	0.24%	0.16%
Total Annual Fund Operating Expenses	0.98%	1.19%	0.86%
Fee Waiver and/or Expense Reimbursement	-0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.97%	1.19%	0.86%
(a) You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b) Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, custodial overdraft fees, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.95%, Class A – 1.20%, and Class Z – 0.95%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$311	$541	$1,200
Class A	$640	$883	$1,145	$1,892
Class Z	$88	$274	$477	$1,061

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 ® Index over the prior twelve months. The market capitalization range of the Index changes constantly, but as of June 30, 2026, the range was from $2,257 million to $4,842.2 billion, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. Market capitalization is measured at the time of initial purchase. The Fund also invests in stocks with high cash dividends or payout yields

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relative to the market. The Fund may invest in foreign (non-U.S.) securities.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

The Fund's investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and information technology. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s

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investment in a mid-cap company may lose substantial value. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmarks The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Information Technology Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the information technology sector. Factors such as failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/

3	Hotchkis and Wiley Large Cap Fundamental Value Fund | Summary Prospectus | August 28, 2026

resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class Z shares are June 24, 1987, October 26, 2001, and September 30, 2019, respectively. Performance of Class Z shares prior to September 30, 2019 reflects the historical performance of the Fund’s original share class (Class I).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2026 was 6.07%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 29.88% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.65% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Large Cap Fundamental Value Fund
Return Before Taxes – Class I	18.06%	13.68%	11.55%
Return After Taxes on Distributions – Class I	15.90%	11.70%	10.31%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	12.17%	10.66%	9.34%
Return Before Taxes – Class A	11.61%	12.20%	10.67%
Return Before Taxes – Class Z	18.21%	13.80%	11.62%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Doug Campbell	Portfolio Manager	2024
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	1988
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2001

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Hotchkis and Wiley Large Cap Fundamental Value Fund | Summary Prospectus | August 28, 2026